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                                                                     EXHIBIT 1.2
                                  [ - ] SHARES

                              KEEBLER FOODS COMPANY

                         COMMON STOCK ($0.01 PAR VALUE)


                         FORM OF SUBSCRIPTION AGREEMENT
                         ------------------------------


                                                                 London, England
                                                                           [ - ]

To:      CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
         [   -    ]




c/o:     CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED ("CSFBL")
         One Cabot Square
         London, England E14 4QJ

Dear Sirs:

         1. Introductory. The stockholders listed in Schedule B hereto (the "Selling Stockholders") propose severally to sell (the "International Offering") to the several Managers named in Schedule A hereto (the "Managers") an aggregate of [ - ] outstanding shares (the "International Firm Securities") of the Common Stock, $0.01 par value per share (the "Securities") of Keebler Foods Company, a Delaware corporation (the "Company"), and also propose to sell to the Managers and the U.S. Underwriters (as defined) an option, exercisable by CSFBC (as defined below), for an aggregate of not more than [ - ] additional outstanding shares (the "Optional Securities") of the Company's Securities as set forth below. The International Firm Securities and the Optional Securities that may be sold to the Managers are herein collectively called the "International Securities".

         It is understood that the Company and the Selling Stockholders are concurrently entering into an Underwriting Agreement, dated the date hereof (the "Underwriting Agreement"), with certain United States underwriters listed in Schedule A thereto (the "U.S. Underwriters"), for whom Credit Suisse First Boston Corporation ("CSFBC"), [ - ] are acting as representatives (the "U.S. Representatives"), relating to the concurrent offering and sale of an aggregate of [ - ] shares of Securities (the "U.S. Firm Securities") in the United States and Canada (the "U.S. Offering"), which together with the Optional Securities that may be sold to the U.S. Underwriters in the United States and Canada are hereinafter called the "U.S. Securities". The International Firm Securities and the U.S. Firm Securities are collectively referred to as the "Firm Securities". The International Securities and the U.S. Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the Managers and the U.S. Underwriters have entered into an Agreement between U.S. Underwriters and



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Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

         2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Managers that:

              (i) A registration statement on Form S-3 (No. 333-[ - ]) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission"). The registration statement contains two prospectuses to be used in connection with the offering and sale of the Offered Securities: the U.S. prospectus, to be used in connection with the U.S. Offering, and the international prospectus, to be used in connection with the International Offering. The international prospectus is identical to the U.S. prospectus except for the front cover. The registration statement either (A) has been declared effective under the Securities Act of 1933 (the "Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or, if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised CSFBL that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised CSFBL that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution

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         and delivery of this Agreement but the Company has advised CSFBL that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including (a) all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed, (b) all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act and (c) all other material incorporated by reference therein, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including (a) the contents of the initial registration statement incorporated by reference therein, (b) all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b) and (c) all other material incorporated by reference therein, is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of U.S. prospectus, together with the form of international prospectus, relating to the International Securities, each of which shall be deemed to include all material incorporated by reference therein and as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, are hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

              (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the


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         Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

              (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, individually or in the aggregate, a material adverse effect on the condition (financial or other), results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

              (iv) Each subsidiary of the Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with appropriate power and authority to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, individually or in the aggregate, a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as disclosed in the Prospectus, the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

              (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and, except as disclosed in the Prospectus, the stockholders of the Company have no preemptive rights with respect to the Securities.

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              (vi) Except as disclosed in the Prospectus, there are no
         contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Manager or U.S. Underwriter for a brokerage commission, finder's fee or other like payment with respect to the sale of the Offered Securities.

              (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

              (viii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Underwriting Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and such as may be required under state securities laws.

              (ix) The execution, delivery and performance of this Agreement and the Underwriting Agreement, and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of (A) any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (C) the charter or by-laws of the Company or any such subsidiary, except, in the cases of
         (A) and (B), where such breach, violation or default, individually or in the aggregate, would not have a Material Adverse Effect.

              (x) Each of this Agreement and the Underwriting Agreement has been duly authorized, validly executed and delivered by the Company.

              (xi) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would, individually or in the aggregate, have a Material Adverse Effect.



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              (xii) The Company and its subsidiaries possess adequate
         certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, could be expected to have a Material Adverse Effect.

              (xiii) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could be expected to have a Material Adverse Effect.

              (xiv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, could be expected to have a Material Adverse Effect.

              (xv) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, could be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

              (xvi) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, could be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Underwriting Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

              (xvii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial


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         statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

              (xviii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries individually, or taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (xix) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940.

                    (b) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the several Managers that:

              (i) Such Selling Stockholder is duly incorporated (if such Selling Stockholder is a corporation) and validly existing and, to the extent such concept exists in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its incorporation.

              (ii) Each of this Agreement and the Underwriting Agreement has been duly authorized, executed and, to the extent such concept exists in the relevant jurisdiction, delivered by such Selling Stockholder.

              (iii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement and the Underwriting Agreement, will not contravene any provision of applicable law, or the organizational documents of such Selling Stockholder (if such Selling Stockholder is a corporation), or any agreement or other instrument binding upon such Selling Stockholder or any of its assets or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder or any of its assets, except where such contravention would not have, individually or in the aggregate, a Material Adverse Effect, and no consent, approval, authorization, or order of, or qualification or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the performance by such Selling Stockholder of its obligations under this

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         Agreement or the Underwriting Agreement, except (A) such as have been obtained or made, (B) such as may be required by the securities or Blue Sky laws of the various states of the United States of America in connection with the offer and sale of the Offered Securities in the United States of America and (C) such as may be required by the securities laws of any jurisdiction outside the United States of America.

              (iv) Such Selling Stockholder has, and on each Closing Date hereinafter mentioned will have, valid unencumbered title to the Offered Securities to be sold by such Selling Stockholder on such date and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Underwriting Agreement and to sell, assign, transfer and deliver the Offered Securities to be sold by such Selling Stockholder.

              (v) Upon delivery of the Offered Securities to be sold by such Selling Stockholder pursuant to this Agreement and the Underwriting Agreement and payment therefor as contemplated by this Agreement and the Underwriting Agreement, marketable title to the Offered Securities will pass to the Managers free and clear of any security interests, claims, liens, equities and other encumbrances, other than security interests, liens, equities or other encumbrances arising solely from the actions of the Underwriters.

              (vi) There are no material agreements or arrangements relating to the Company or its subsidiaries to which such Selling Stockholder, or to the best of such Selling Stockholder's knowledge, to which any direct or indirect stockholder of such Selling Stockholder is a party, which are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits thereto that are not so described or filed.

              (vii) (a) Each Registration Statement, when such Registration Statement became effective, did not contain and each such Registration Statement, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) each Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the applicable rules and regulations of the Commission thereunder and (c) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing representations and warranties apply only to the extent that any statements or omissions in each Registration Statement or the Prospectus are based upon information relating to such Selling Stockholder and any direct or indirect stockholder of such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not

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jointly, to sell to the Managers, and each Manager agrees, severally and not jointly, to purchase from each Selling Stockholder, at a purchase price of $[ - ] per share, that number of International Firm Securities (rounded up or down, as determined by CSFBC in its discretion, in order to avoid fractions) obtained by multiplying the number of International Firm Securities set forth opposite the name of such Selling Stockholder in Schedule B hereto by a fraction the numerator of which is the number of International Firm Securities set forth opposite the name of such Manager in Schedule A hereto and the denominator of which is the total number of International Firm Securities.

         Each of the Selling Stockholders will deliver the International Firm Securities to CSFBL for the accounts of the Managers, against payment of the purchase price in U.S. dollars in immediately available funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBL drawn to the order of each of the Selling Shareholders at the office of Cravath, Swaine & Moore ("Underwriters' Counsel"), at 10:00 a.m., New York time, on [ - ], or at such other time not later than seven full business days thereafter as CSFBL and the Selling Stockholders determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the U.S. Offering and the International Offering. The certificates for the International Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBL requests and will be made available for checking and packaging at the above office of Underwriters' Counsel at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Managers may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the International Firm Securities. Each of the Selling Stockholders agree, severally and not jointly, to sell to the Managers the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule B hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBL to eliminate fractions). Such Optional Securities shall be purchased from each Selling Stockholder for the account of each Manager and U.S. Underwriter in the same proportion as the number of International Firm Securities set forth opposite such Manager's name bears to the total number of International Firm Securities and the number of U.S. Firm Securities set forth opposite such U.S. Underwriter's name bears to the total number of U.S. Firm Securities (subject to adjustment by CSFBL to eliminate fractions) and may be purchased by the Managers only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the International Firm Securities and the U.S. Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to

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time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Stockholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. Each of the Selling Stockholders will deliver the Optional Securities being purchased on each Optional Closing Date to CSFBL for the accounts of the several Managers, against payment of the purchase price in immediately available funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBL drawn to the order of each of the Selling Stockholders, at the above office of Underwriters' Counsel. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBL requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Underwriters' Counsel at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Managers. It is understood that the several Managers propose to offer the International Securities for sale to the public as set forth in the Prospectus.

         In connection with the distribution of the International Securities, the Managers, through a stabilizing manager, may over-allot or effect transactions on any exchange, in any over-the-counter market or otherwise which stabilize or maintain the market prices of the International Securities at levels other than those which might otherwise prevail, but in such event and in relation thereto, the Managers will act for themselves and not as agents of the Company, and any loss resulting from over-allotment and stabilization will be borne, and any profit arising therefrom will be beneficially retained, by the Managers. Such stabilizing, if commenced, may be discontinued at any time.

         5. Certain Agreements of the Company. The Company agrees with the several Managers that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBL, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBL promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 p.m., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Manager or U.S. Underwriter, or will make such filing at such later date as shall have been consented to by CSFBL.

                  (b) The Company will advise CSFBL promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBL's prior consent (which will not be unreasonably withheld); and the Company will also advise CSFBL promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any U.S. Underwriter, Manager or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBL of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBL's consent to, nor the Managers' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Managers copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus and so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Manager or dealer, the International Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBL reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 p.m., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Managers all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBL designates and will continue such qualifications in effect so long as required for the distribution; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) No action has been or, prior to the completion of the distribution of the Offered Securities, will be taken by the Company in any jurisdiction outside the United States and Canada that would permit a public offering of the Offered Securities, or possession or distribution of the International Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus issued in connection with the offering of the Offered Securities, or any other offering material, in any country or jurisdiction where action for that purpose is required.

                  (h) During the period of 5 years hereafter, the Company will furnish to CSFBL and, upon request, to each of the other Managers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBL (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBL may reasonably request.

                  (i) For a period of 90 days after the date of the initial public offering of the Offered Securities (the "Lockup Period"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file (other than on a Form S-8) with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or issuances of Securities pursuant to the Company's dividend reinvestment plan. Notwithstanding the provisions of this subsection
         (h), the Company may file, but may not offer, sell or otherwise dispose of any securities during the Lockup Period pursuant to, a registration statement in connection with (A) the exercise by Artal Luxembourg S.A. ("Artal") of any remaining demand registration rights under the Artal Stock Purchase Agreement (the "Artal Agreement"), dated as of January 28, 1998, among Artal, Flowers Industries, Inc. ("Flowers") and the Company or (B) the exercise of any related incidental registration rights by Claremont, Enterprises, Ltd ("Claremont") under the Claremont Stock Purchase Agreement (the "Claremont Agreement"), dated as of January 28, 1998, among Claremont, Artal, Flowers and the Company.

         The Company agrees with the several Managers and the U.S. Underwriters that the Company will pay all expenses incident to the performance of its obligations and the obligations of the Selling Stockholders under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBL designates and the printing of memoranda relating thereto, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale of the Offered Securities to the Managers and for expenses incurred in printing and distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Managers.

         Each Selling Stockholder agrees to deliver to CSFBC, attention:
Transactions Advisory Group, on or prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         Each Selling Stockholder agrees, during the Lockup Period, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC. Notwithstanding the provisions of this paragraph, the Company may file, but may not offer, sell or otherwise dispose of any securities during the Lockup Period pursuant to, a registration statement in connection with (A) the exercise by Artal of any remaining demand registration rights under the Artal Agreement or (B) the exercise of any related incidental registration rights by Claremont under the Claremont Agreement.

         6. Conditions of the Obligations of the Managers. The obligations of the several Managers to purchase and pay for the International Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

                  (a) The Managers shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP in the form agreed upon and set forth in
         Section 6(a) of the Underwriting Agreement.

                  (b) The Managers shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP with respect to the financial statements and other financial information of President International, Inc. included in the Registration Statements, in a form substantially similar to that referenced in paragraph (a) above.

                  (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBL. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Manager or U.S. Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBL. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Managers, shall be contemplated by the Commission.

                  (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (A) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBL, be likely to prejudice materially the success of the proposed issue, sale or distribution of the International Securities, whether in the primary market or in respect of dealings in the secondary market, or
         (B)(i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of CSFBL, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the NYSE, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or
         (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBL, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the International Securities.

                  (e) The Managers shall have received an opinion, dated such Closing Date, of Winston & Strawn, counsel for the Company, in the form agreed upon and set forth in Annex I to the Underwriting Agreement.

                  (f) The Managers shall have received the opinion, dated such Closing Date, of each of Simpson Thacher & Bartlett, U.S. counsel for Artal, Arendt & Medernach, Luxembourg counsel for Artal, Battle Fowler, U.S. counsel for Claremont, and Appleby Spurling & Kempe, Bermuda counsel for Claremont, in the form agreed upon and set forth in Annexes II, III, IV and V, respectively, to the Underwriting Agreement.

                  (g) The Managers shall have received from Cravath, Swaine & Moore, counsel for the Managers, such opinion or opinions, dated such Closing Date, with respect to such matters as the Managers may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Managers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement and the Underwriting Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Manager or U.S. Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (i) The Managers shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

                  (j) The Managers shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

                  (k) Flowers shall have furnished to the U.S. Representatives a letter substantially in the form of Exhibit A hereto and addressed to the U.S. Representatives relating to sales of shares of Securities or any securities convertible into or exercisable or exchangeable for such Securities, and each such letter shall be in full force and effect on the Closing Date.

                  (l) Each executive officer and director of the Company shall have furnished to the U.S. Representatives a letter substantially in the form of Exhibit B hereto and addressed to the U.S. Representatives relating to sales of shares of Securities or any securities convertible into or exercisable or exchangeable for such Securities, and each such letter shall be in full force and effect on the Closing Date.


                  (m) Each Selling Stockholder shall deliver to the U.S. Representatives a properly completed and executed United States Treasury Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (n) On such Closing Date, the U.S. Underwriters shall have purchased the U.S. Firm Securities or the Optional Securities, as the case may be, pursuant to the Underwriting Agreement.

Each of the Selling Stockholders and the Company will furnish the Managers with such conformed copies of such opinions, certificates, letters and documents as the Managers reasonably request. CSFBL may in its sole discretion waive on behalf of the Managers compliance with any conditions to the obligations of the Managers hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Manager and each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which such Manager or Selling Stockholder, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Manager and each Selling Stockholder for any legal or other expenses reasonably incurred by such Manager or Selling Stockholder, as the case may be, in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company (i) by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only information furnished by any Manager consists of the information described as such in subsection (c) below or (ii) by any Selling Stockholder specifically for use therein.

         (b) Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Manager against any losses, claims, damages or liabilities, joint or several, to which such Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Selling Stockholder (or any direct or indirect stockholders of such Selling Stockholder) furnished to the Company by such Selling Stockholder specifically for use therein, and will reimburse each Manager for any legal or other expenses reasonably incurred by such Manager in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by a Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information furnished by any Manager consists of the information described as such in subsection (c) below.

         (c) Each Manager will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Manager through CSFBL specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Manager consists of the following information in the Prospectus furnished on behalf of each Manager: the concession and reallowance figures appearing in the fifth paragraph under the caption "Subscription and Sale" and the over-allotments and stabilizing language appearing in the thirteenth paragraph under the caption "Subscription and Sale".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Managers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Managers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Managers' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and each Selling Stockholder under this Section shall be in addition to any liability which the Company and such Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Manager within the meaning of the Act; and the obligations of the Managers under this Section shall be in addition to any liability which the respective Managers may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         The maximum liability of each Selling Stockholder to indemnify or contribute payments pursuant to this Section 7 shall not exceed the aggregate proceeds (after deducting the Underwriters' discount) of the Offered Securities (including the sale of shares on exercise of the over-allotment option, if any) to such Selling Stockholder.

         8. Default of Managers. If any Manager or Managers default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Manager or Managers agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Managers are obligated to purchase on such Closing Date, CSFBL may make arrangements satisfactory to the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Managers, but if no such arrangements are made by such Closing Date the non-defaulting Managers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Managers agreed but failed to purchase on such Closing Date. If any Manager or Managers so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Managers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBL and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Manager, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the International Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Manager" includes any person substituted for a Manager under this Section. Nothing herein will relieve a defaulting Manager from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Managers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Manager, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Managers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders and the Managers pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Managers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in
Section 6(d)(A) or clause (iii), (iv), or (v) of Section 6(d)(B), the Company will reimburse the Managers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Managers, will be mailed, delivered or telexed and confirmed to CSFBL at One Cabot Square, London E14 4QJ England, Attention: Company Secretary, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 677 Larch Avenue, Elmhurst, Illinois 60126, Attention: Thomas
E. O'Neill, or, if sent to Artal Luxembourg S.A., will be mailed, delivered or telegraphed and confirmed to it at 39 Boulevard Royal, Luxembourg City, Luxembourg 2449, Attention: Managing Director, or, if sent to Claremont, Enterprises, Ltd, will be mailed, delivered or telegraphed and confirmed to it at c/o G.F. Industries, Inc., 999 Baker Way, Suite 200, San Mateo, CA 94404,
Attention: Michael Uytengsu; provided, however, that any notice to a Manager pursuant to Section 7 will be mailed, delivered or telexed and confirmed to such Manager.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives, heirs and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Managers. CSFBL will act for the several Managers in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by CSFBL will be binding upon all the Managers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14.  APPLICABLE LAW.   THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Each of the Company and the Selling Stockholders hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Managers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between and among the Selling Stockholders, the Company and the several Managers in accordance with its terms.



                               Very truly yours,


                               KEEBLER FOODS COMPANY,

                                 by
                                   ------------------------------
                                      Name:
                                      Title:


                               ARTAL LUXEMBOURG S.A.,

                                 by
                                   ------------------------------
                                      Name:
                                      Title:


                               CLAREMONT, ENTERPRISES, LTD

                                 by
                                   ------------------------------
                                      Name:
                                      Title:

The foregoing Subscription Agreement is
hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
[   -    ]
c/o CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
         One Cabot Square
         London, England E14 4QJ


Each by its duly authorized attorney-in-fact

By CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED


by
  --------------------------------------------
      Name:
      Title:

                                   SCHEDULE A




                                                             NUMBER OF
                                                         INTERNATIONAL FIRM
                                                          SECURITIES TO BE
                    MANAGER                                  PURCHASED
                    -------                              ------------------


Credit Suisse First Boston (Europe) Limited






                                                                      ----------
Total
                                                                      ==========

                                                                              25
                                   SCHEDULE B


                                                NUMBER OF
                                            INTERNATIONAL FIRM                   NUMBER OF OPTIONAL
SELLING STOCKHOLDER                        SECURITIES TO BE SOLD                SECURITIES TO BE SOLD
-------------------                        ---------------------                ---------------------

Artal Luxembourg S.A.
Claremont, Enterprises, Ltd
                                               -------------                         -------------

Total.........................                 =============                         =============